Exhibit 99.5

Square, Inc. Social Media Posts

The following social media posts by social media accounts of Square, Inc. were made available in connection with the transaction on August 1, 2021.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Transaction”) between Square and Afterpay Limited (“Afterpay”), Square intends to file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of Square Class A common stock to be issued in connection with the transaction (including a prospectus therefor), which will include a proxy statement that will be sent to the shareholders of Square seeking their approval of such issuance. Square may also file other relevant documents with the SEC regarding the proposed transaction. Related information will also be included in the scheme booklet that Afterpay will prepare and, following approval from the Australian court, dispatch to its shareholders in connection with the scheme meeting at which Afterpay shareholders will consider whether or not to approve the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT, THE PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC OR OTHERWISE BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SQUARE, AFTERPAY, AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain (if and when available) free copies of the registration statement on Form S-4, the proxy statement, the prospectus, the scheme booklet, and other documents containing important information about Square and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will be able to obtain those documents released by Afterpay to the Australian Securities Exchange (“ASX”) announcements platform free of charge at ASX’s website, www.asx.com.au. Copies of the documents filed with the SEC by Square will be available free of charge on Square’s Investor Relations website at https://investors.squareup.com.

Participants in the Solicitation

Square, Afterpay, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Square’s security holders in connection with the proposed transaction. Information about Square’s directors and executive officers is set forth in Square’s proxy statement on Schedule 14A for its 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2021, and its Current Report on Form 8-K filed with the SEC on May 7, 2021 and subsequent statements of beneficial ownership on file with the SEC. Information about Afterpay’s directors and executive officers is set forth in Afterpay’s latest annual report dated August 27, 2020, as updated from time to time via announcements made by Afterpay on the ASX. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Square security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Examples of forward-looking statements in this communication include, among others, statements regarding the future performance of Square and Afterpay, the perceived synergies and other benefits of the pending transaction between Square and Afterpay; the ability of the transaction to accelerate growth and to strengthen the integration between Square’s Seller and Cash App ecosystems; expectations around the financial impact of the transaction on Square’s financials; and statements regarding the expected timing for the closing of the pending transaction.

The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors described from time to time in Square’s filings with the SEC and Afterpay’s filings with the ASX, including Square’s Annual Report on Form 10-K for the year ended December 31, 2020 and most recent Quarterly Report on Form 10-Q and Afterpay’s Annual Report for the financial year ended June 30, 2020 (Appendix 4E), Half-Year Report for the half year ended December 31, 2020 (Appendix 4D), Q3 FY21 Business Update for the quarter ended March 31, 2021, and FY21 Trading Update for the financial year ended June 30, 2021, and future filings and reports by either Square or Afterpay.

In addition, other factors related to the pending transaction between Square and Afterpay that contribute to the uncertain nature of the forward-looking statements include, but are not limited to: the expected timing to complete the pending transaction; filings and approvals relating to the pending transaction; the ability to complete the pending transaction considering the various closing conditions, including shareholder approvals; and the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the pending transaction. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. Investors are cautioned not to place undue reliance on these statements.

All forward-looking statements are based on information and estimates available to Square or Afterpay at the time of this communication and are not guarantees of future performance. Except as required by law, neither Square nor Afterpay assume any obligation to update any of the statements in this communication, and any statement in this communication is subject to change without notice.

The distribution of this communication may be subject to legal or regulatory restrictions in certain jurisdictions. Any person who comes into possession of this communication must inform himself or herself of and comply with any such restrictions.